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                                                                    EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT


                              Dated _________, 2000


                                     between


                                   TYCOM LTD.


                                       and


                                TGN HOLDINGS LTD.
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                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into on ___________, 2000 between TYCOM LTD., a Bermuda company limited by shares (the "Issuer"), and TGN HOLDINGS LTD., a Bermuda company limited by shares (the "Parent").


                                   ARTICLE 1
                                  DEFINITIONS

     SECTION 1.1 Definitions. The following terms, as used herein, have the following meanings:

     "Affiliate" of any person means any other person directly or indirectly controlling or controlled by or under common control with such person. For the purposes of this definition, "control" when used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Commission" means the Securities and Exchange Commission.

     "Common Shares" means the Common Shares, par value $0.25 per share of the Issuer, whether now or hereafter authorized.

     "Demand Registration" means a Demand Registration as defined in Section
2.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holders" means, collectively, the Parent and its subsidiaries and Affiliates who from time to time own Registrable Securities; provided that any Holder that is a subsidiary or an Affiliate of the Parent at the time it receives Registrable Securities and thereafter ceases to be a subsidiary or an Affiliate of the Parent shall continue to be a Holder hereunder for so long as it owns Registrable Securities.

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     "Initial Public Offering" means the first time a registration statement filed by the Issuer under the Securities Act respecting an offering, whether primary or secondary, of Common Shares is declared effective other than a registration statement filed on Form S-8, or any successor form thereto, with respect to the issuance of Common Shares granted or to be granted to employees or directors of the Issuer.

     "Market Value" with respect to Common Shares means, at any date, an amount equal to number of such Common Shares multiplied by the average sales price per Common Share on the New York Stock Exchange on the business day immediately preceding such date.

     "Other Holders" means the holders of Registrable Securities other than the Parent and its subsidiaries and Affiliates.

     "Piggy-Back Registration" means a Piggy-Back Registration as defined in
Section 2.2.

     "Registrable Securities" means all of the Common Shares until (i) a registration statement covering any such Common Shares has been declared effective by the Commission and such security has been disposed of pursuant to such effective registration statement, (ii) such Common Shares is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such Common Shares may be sold pursuant to Rule 144(k) or (iii) such Common Shares has been otherwise transferred, the Issuer has delivered a new certificate or other evidence of ownership for it not bearing a transfer restriction legend and it may be resold without subsequent registration under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Holder" means a Holder or Other Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

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                                    ARTICLE 2
                               REGISTRATION RIGHT

     SECTION 2.1 Demand Registration. Request for Registration. From and after the Initial Public Offering, any Holder or Holders may make a written request (a "Demand") to the Issuer for registration under the Securities Act of all or part of its or their Registrable Securities (so long as such request covers Common Shares having a Market Value of at least $50 million) (a "Demand Registration"); provided, that the Issuer shall not be obligated to effect more than one Demand Registration in any 6-month period; and provided further that in the event that the Holders' combined ownership of Common Shares falls below 20% of the Common Shares outstanding at any time, the Issuer shall not be obligated to effect more than three additional Demand Registrations on behalf of the Holders. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof, including whether or not such registration shall be underwritten. Within 10 days after receipt of a Demand, the Issuer will give written notice thereof to all Other Holders of Registrable Securities and include in such Demand Registration all such Registrable Securities with respect to which the Issuer has received written requests from Other Holders for inclusion therein within 10 Business Days after the receipt by the applicable Other Holder of the Issuer's notice. Each request from an Other Holder must also specify the number of shares of Registrable Securities to be registered. Notwithstanding the foregoing, unless the Holders of a majority of the Registrable Securities requested to be registered in such Demand Registration shall consent in writing, no other party, including the Issuer and the Other Holders (but excluding another Holder), shall be permitted to offer securities under any such Demand Registration.

     (b) Effective Registration. A registration will not count as a Demand Registration for the purposes of the limitations on the number of Demand Registration set forth in this Section 2.1 until it has become effective and the shares covered by such registration have been sold.

     (c) Priority on Demand Registrations. If the Holders of a majority of the Registrable Securities requested to be registered in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holders of a majority of the Registrable Securities requested to be registered in a Demand Registration shall select the book-running managing Underwriter in connection with each Demand Registration offering and any additional investment bankers and managers to be used in connection with the offering; provided that such managing Underwriter and additional investment bankers and managers must be reasonably satisfactory to the Issuer. To the extent


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10% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with Section 2.3, the Holders of such Registrable Securities as a group shall have the right to one additional Demand Registration under this Section with respect to such Registrable Securities.

     SECTION 2.2 Piggy-Back Registration. If the Issuer proposes or is required to file a registration statement under the Securities Act with respect to an equity offering by the Issuer for its own account or if the Issuer proposes to file a registration statement under the Securities Act with respect to an offering by the Issuer for its own account or for the account of any of its respective securityholders of any class of security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), or filed in connection with an exchange offer or offering of securities solely to the Issuer's existing securityholders), then the Issuer shall give written notice of such proposed filing to the Holders and the Other Holders as soon as practicable (but in no event less than 15 days before the anticipated filing date), and such notice shall offer such Holders and Other Holders the opportunity to register such number of shares of Registrable Securities as each such Holder or Other Holder may request (a "Piggy-Back Registration"). The Issuer shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten equity offering meeting the conditions of this Section 2.2 to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Issuer included therein.

     SECTION 2.3 Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in
Section 2.1 or 2.2 deliver a written opinion to the Holders or Other Holders of Registrable Securities included in such offering that (i) the size of the offering that the Holders, the Other Holders, the Issuer and such other persons intend to make or (ii) the kind of securities that the Holders, the Other Holders, the Issuer and any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of any of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, (1) the amount of securities to be offered for the accounts of Other Holders shall be reduced pro rata (according to the number of Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters and (2) after the amount of securities to be offered for the accounts of Other Holders has been reduced to zero, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities requested to be registered in such registration) to the extent necessary to reduce the total amount if securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters;


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provided that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other persons or entities as well as the Issuer, then with respect to the Registrable Securities intended to be offered by Holders and Other Holders, the proportion by which the amount of such class of securities intended to be offered by Holders and Other Holders (as a single group) is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) above the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, as evidenced by a written opinion delivered to the Holders or Other Holders of such Registrable Securities, be insufficient to substantially eliminate the material and adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.


                                    ARTICLE 3
                            REGISTRATION PROCEDURES

     SECTION 3.1 Filings; Information. Whenever any Holders or Other Holders request that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Issuer will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Issuer will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days; provided that if the Issuer shall furnish to the Holders making a request pursuant to Section 2.1 a certificate signed by its Chairman stating that in his good faith judgment it would be significantly disadvantageous to the Issuer or its shareholders for such a registration statement to be filed as expeditiously as possible, the Issuer shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.1.


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          (b) The Issuer, if requested within seven days prior to filing a registration statement or prospectus or any amendment or supplement thereto, will as soon as practicable furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

          (c) After the filing of the registration statement, the Issuer will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Issuer will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Issuer will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the

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     statements therein not misleading and promptly make available to each
     Selling Holder any such supplement or amendment.

          (f) The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) The Issuer will make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Issuer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Issuer will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Issuer and
     (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of the issue of Registrable Securities included in such offering or the managing Underwriter therefor reasonably requests.

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          (i) The Issuer will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Issuer will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed.

     The Issuer may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Issuer such information regarding the distribution of the Registrable Securities as the Issuer may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     Each Selling Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Issuer, such Selling Holder will deliver to the Issuer all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Issuer shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

     SECTION 3.2 Registration Expenses. In connection with any registration statement that includes Registrable Securities filed in accordance herewith, the Issuer shall pay the following Registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing and copying expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of

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counsel for the Issuer and customary fees and expenses for independent certified public accountants retained by the Issuer (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Issuer in connection with such registration. The Issuer shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Selling Holders (or the agents who manage their accounts) including fees and expenses of counsel for the Selling Holders.


                                   ARTICLE 4
                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Issuer by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Selling Holder from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Securities if it is determined that it was the responsibility of such Selling Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. The Issuer also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

     SECTION 4.2 Indemnification by Holders of Registrable Securities.
Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the

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Issuer, its officers, directors and agents and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Issuer or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Issuer, and the Issuer or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 4.2.

     SECTION 4.3 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4.1 or
4.2 hereof, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at

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any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

     SECTION 4.4 Contribution. If the indemnification provided for in this
Article is unavailable for any reason to any Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Issuer and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Selling Holders or by the Underwriters. The relative fault of the Issuer on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a


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material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Issuer and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 4.4 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.



                                   ARTICLE 5
                                 MISCELLANEOUS

     SECTION 5.1 Participation in Underwritten Registrations. No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities,

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underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

     SECTION 5.2 Rule 144. The Issuer covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder or Other Holder may reasonably request, all to the extent required from time to time to enable Holders and Other Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder or Other Holder, the Issuer will deliver to such Holder or Other Holder a written statement as to whether it has complied with such requirements.

     SECTION 5.3 Holdback Agreements. (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, each Holder and Other Holder whose Registrable Securities are included in a registration statement filed by the Issuer in accordance with this Agreement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during all or a portion the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Issuer in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

     (b) Restrictions on Public Sale by the Issuer and Others. The Issuer and its Affiliates agree (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1 or
Section 2.2 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the Holders of a majority of the Registrable Securities to be included in such registration statement consent) or the commencement of a public distribution of Registrable Securities; and (ii) that any agreement entered into after the date of the Agreement pursuant to which the Issuer issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph
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5.3(b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

     SECTION 5.4 Entire Agreement. This Agreement and any other writing signed by the parties that specifically references this Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     SECTION 5.5 Governing Law. This Agreement shall be construed in accordance with and governed by the substantive internal laws of the State of New York, without giving effect to principles of conflicts of law.

     SECTION 5.6 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 5.7 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, the Agreement shall be construed as if not containing the particular invalid or unenforceable provision, and the rights and obligations of each party shall be construed and enforced accordingly.

     SECTION 5.8 Amendment. This Agreement may only be amended by a written agreement executed by both parties hereto.

     SECTION 5.9 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.

     SECTION 5.10 Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

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